Exhibit 10.1

FIRST AMENDMENT

FIRST AMENDMENT (this “Amendment”), dated as of May 11, 2011, to that certain AMENDED AND RESTATED CREDIT AGREEMENT (the “Credit Agreement”) dated as of December 20, 2007, among MYLAN INC., f/k/a MYLAN LABORATORIES INC. (“US Borrower”), MYLAN LUXEMBOURG 5 S.A R.L. (“Euro Borrower”), the Lenders (such term and each other capitalized term used but not defined herein having the meaning given to it in the Credit Agreement) party thereto, LASALLE BANK, NATIONAL ASSOCIATION and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as co-documentation agents, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and CITIBANK, N.A., as co-syndication agents and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, US Borrower and Euro Borrower desire that the Lenders amend the provisions of the Credit Agreement to increase the Restricted Payments permitted by Section 6.04(h) of the Credit Agreement by $250,000,000.

WHEREAS, pursuant to Section 9.02 of the Credit Agreement the undersigned Lenders desire to enter into this Amendment;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE - Amendment. Subject to the satisfaction of the condition set forth in Section Two hereof, the Credit Agreement is hereby amended by replacing the dollar amount “$50,000,000” in clause (x) of Section 6.04(h) with the dollar amount “$300,000,000”.

SECTION TWO - Conditions to Effectiveness. This Amendment shall become effective when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by US Borrower, Euro Borrower and the Required Lenders.

SECTION THREE - Representations and Warranties; Covenants. In order to induce the Lenders to enter into this Amendment, US Borrower and Euro Borrower represent and warrant to each of the Lenders that after giving effect to this Amendment (x) no Default has occurred and is continuing under the Credit Agreement as of the date hereof and (y) the representations and warranties of US Borrower and Euro Borrower set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, except that any such representation or warranty that is expressly made as of a specific earlier date is true and correct in all material respects as of such earlier date.

SECTION FOUR - Reference to and Effect on the Credit Agreement. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Amendment. The Credit Agreement and each of the other Loan Documents, as specifically modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties purported to be secured thereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.

SECTION FIVE - Costs, Expenses and Taxes. US Borrower agrees to pay all reasonable and documented out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, the reasonable and documented fees, charges and disbursements of Cahill Gordon & Reindel LLP), if any, in accordance with the terms of Section 9.03 of the Credit Agreement.

SECTION SIX - Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION SEVEN - Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York (without regard to the conflict of law principles thereof to the extent that the application of the laws of another jurisdiction would be required thereby).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

MYLAN INC.

By:
Name:
Title:

MYLAN LUXEMBOURG 5 S.A R.L.

By:
Name:
Title:

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

OF MYLAN INC.

,
as a Lender

By:
Name:
Title:

If second signature is necessary:

By:
Name:
Title: